BNY Mellon Small Cap Growth Fund
STATEMENT OF INVESTMENTS
June 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 97.8%
Automobiles & Components — 2.1%
Modine Manufacturing Co. (a)	1,719	169,321
Banks — 2.5%
Texas Capital Bancshares, Inc. (a)	2,543	201,914
Capital Goods — 23.1%
AeroVironment, Inc. (a)	683	194,621
Construction Partners, Inc., Cl. A (a)	3,255	345,941
Curtiss-Wright Corp.	738	360,550
Esab Corp.	1,143	137,789
Karman Holdings, Inc. (a),(b)	5,585	281,317
MYR Group, Inc. (a)	452	82,015
QXO, Inc. (a),(b)	5,694	122,649
SiteOne Landscape Supply, Inc. (a)	1,118	135,211
WESCO International, Inc.	1,117	206,868
		1,866,961
Commercial & Professional Services — 1.9%
Casella Waste Systems, Inc., Cl. A (a)	1,347	155,417
Consumer Discretionary Distribution & Retail — 5.3%
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,395	183,833
Warby Parker, Inc., Cl. A (a)	11,046	242,239
		426,072
Consumer Services — 6.4%
Dutch Bros, Inc., Cl. A (a)	2,061	140,910
First Watch Restaurant Group, Inc. (a),(b)	6,166	98,903
Genius Sports Ltd. (a)	8,134	84,593
Planet Fitness, Inc., Cl. A (a)	1,816	198,035
		522,441
Consumer Staples Distribution & Retail — 5.0%
BJ’s Wholesale Club Holdings, Inc. (a)	1,568	169,077
Casey’s General Stores, Inc.	457	233,193
		402,270
Equity Real Estate Investment Trusts — .3%
Healthpeak Properties, Inc. (c)	1,517	26,563
Food, Beverage & Tobacco — 1.7%
Freshpet, Inc. (a)	2,004	136,192
Health Care Equipment & Services — 8.7%
Evolent Health, Inc., Cl. A (a)	5,112	57,561
GeneDx Holdings Corp. (a)	300	27,693
Guardant Health, Inc. (a)	2,797	145,556
Inspire Medical Systems, Inc. (a)	950	123,281
iRhythm Technologies, Inc. (a)	1,479	227,707
Privia Health Group, Inc. (a)	5,485	126,155
		707,953
Household & Personal Products — 2.9%
Interparfums, Inc. (b)	1,198	157,310
The Honest Company, Inc. (a)	14,592	74,273
		231,583

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 97.8% (continued)
Insurance — 3.3%
Palomar Holdings, Inc. (a)	1,012	156,101
The Baldwin Insurance Group, Inc. (a)	2,530	108,309
		264,410
Materials — 2.0%
Eagle Materials, Inc.	803	162,294
Pharmaceuticals, Biotechnology & Life Sciences — 16.2%
Apogee Therapeutics, Inc. (a)	558	24,234
Ascendis Pharma A/S, ADR (a)	456	78,706
Bio-Techne Corp.	3,642	187,381
Crinetics Pharmaceuticals, Inc. (a)	1,028	29,565
Denali Therapeutics, Inc. (a)	1,750	24,483
GRAIL, Inc. (a),(b)	1,142	58,722
Insmed, Inc. (a)	2,389	240,429
Madrigal Pharmaceuticals, Inc. (a),(b)	122	36,922
Merus NV (a)	743	39,082
Mirum Pharmaceuticals, Inc. (a)	848	43,155
Natera, Inc. (a)	448	75,685
Newamsterdam Pharma Co. NV (a),(b)	1,957	35,441
Repligen Corp. (a)	1,425	177,241
Soleno Therapeutics, Inc. (a)	1,223	102,463
Twist Bioscience Corp. (a)	1,782	65,560
Ultragenyx Pharmaceutical, Inc. (a)	615	22,361
uniQure NV (a)	2,497	34,808
Xenon Pharmaceuticals, Inc. (a),(b)	1,187	37,153
		1,313,391
Semiconductors & Semiconductor Equipment — 3.4%
FormFactor, Inc. (a)	2,661	91,565
Rambus, Inc. (a)	2,892	185,146
		276,711
Software & Services — 10.1%
Cellebrite DI Ltd. (a)	5,595	89,520
Confluent, Inc., Cl. A (a)	6,650	165,784
CyberArk Software Ltd. (a)	258	104,975
Klaviyo, Inc., Cl. A (a)	4,141	139,055
Life360, Inc. (a),(b)	2,266	147,857
Monday.com Ltd. (a)	533	167,618
		814,809
Technology Hardware & Equipment — 1.1%
Lumentum Holdings, Inc. (a)	946	89,927
Transportation — 1.8%
Knight-Swift Transportation Holdings, Inc.	3,394	150,117
Total Common Stocks (cost $5,591,921)		7,918,346
Private Equity — 2.4%
Consumer Staples Distribution & Retail — .8%
Supplying Demand, Inc., Ser. E (a),(d)	5,116	67,173
Pharmaceuticals, Biotechnology & Life Sciences — .4%
Aspen Neuroscience, Ser. B (a),(d)	12,167	31,147
Real Estate Management & Development — .2%
Roofstock, Ser. E (a),(d)	2,188	12,997

Description	Shares	Value ($)
Private Equity — 2.4% (continued)
Software & Services — 1.0%
Fundbox, Ser. D (a),(d)	6,555	49,687
Locus Robotics, Ser. F (a),(d)	679	30,616
		80,303
Total Private Equity (cost $270,950)		191,620

	1-Day Yield (%)
Investment Companies — .3%
Registered Investment Companies — .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(e) (cost $27,851)	4.47	27,851	27,851
Investment of Cash Collateral for Securities Loaned — 8.4%
Registered Investment Companies — 8.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(e) (cost $677,724)	4.47	677,724	677,724
Total Investments (cost $6,568,446)		108.9%	8,815,541
Liabilities, Less Cash and Receivables		(8.9%)	(720,375)
Net Assets		100.0%	8,095,166

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At June 30, 2025, the value of the fund’s securities on loan was $966,192 and the value of the collateral was $975,311, consisting of cash collateral of $677,724 and U.S. Government & Agency securities valued at $297,587.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in real estate investment trust within the United States.
(d)	The fund held Level 3 securities at June 30, 2025. These securities were valued at $191,620 or 2.4% of net assets.
(e)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Small Cap Growth Fund

June 30, 2025 (Unaudited)
The following is a summary of the inputs used as of June 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	7,918,346	—	—	7,918,346
Equity Securities - Private Equity	—	—	191,620	191,620
Investment Companies	705,575	—	—	705,575
	8,623,921	—	191,620	8,815,541

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At June 30, 2025, accumulated net unrealized appreciation on investments was $2,247,095, consisting of $2,488,338 gross unrealized appreciation and $241,243 gross unrealized depreciation.
At June 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.